UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Courtney R. Taylor

Capital Group Emerging Markets Total Opportunities Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities FundSM Semi-annual report for the six months ended April 30, 2016

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging markets equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 266-9532.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended March 31, 2016 (the most recent calendar quarter-end):

	1 year	Lifetime (since 1/27/12)

Average annual total returns	–7.83%	–1.23%

The total annual fund net operating expense ratio is 1.10% as of the most recent fiscal year-end, and as reflected in the prospectus dated January 1, 2016.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2016, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully read and consider the investment objectives, guidelines, risks, fees and expenses associated with Capital Group Emerging Markets Total Opportunities Fund (CGETOP) prior to investing. This and other important information is contained in CGETOP’s prospectus, which can be obtained from your relationship manager.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest holdings
3	15 largest country positions
5	Investment portfolio
16	Financial statements
27	Expense example

Fellow investors:

This is the semi-annual report for Capital Group Emerging Markets Total Opportunities Fund (CGETOP) for the six-month period ended April 30, 2016. The fund invests in the full spectrum of emerging markets debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world.

For the six-month period, the fund delivered higher returns and lower volatility than emerging markets equities.

For the period, the fund advanced 2.01%, while the MSCI Emerging Markets Investable Market Index (MSCI EM IMI) edged down 0.13%. The fund’s realized volatility was 10.39% compared to 18.95% realized volatility for the MSCI

EM IMI.

While emerging markets equities ended the reporting period with essentially flat results, the six months were marked by sharp volatility and huge swings in investor sentiment. In the fourth quarter of 2015, emerging markets equities posted a slight gain, steadying as China rolled out more stimulus measures to help offset its decelerating economy and the U.S. Federal Reserve provided clarity on U.S. monetary policy. Early in 2016, fears of a global slowdown led to a sharp downturn in equities. Late in the first quarter of 2016, emerging markets gained traction, benefiting from a rebound in currencies as well as rising energy and commodity prices. In addition, comments related to international economies by U.S. Federal Reserve Board Chair Janet Yellen appeared to lift markets.

In fixed-income markets, emerging markets bonds were supported by the deferral of U.S. interest rate increases as well as the search for yield in a low-interest-rate environment. Local currency sovereign bonds were up soundly, with the J.P. Morgan Government Bond

Results at a glance

For periods ended April 30, 2016, with distributions reinvested

	Cumulative		Average annual
	total returns		total returns
	6 months	1 year	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	2.01%	–9.96%	–0.65%
MSCI Emerging Markets IMI[2]	–0.13	–17.56	–1.52
J.P. Morgan GBI-EM Global Diversified[2]	8.93	–1.98	–2.31
J.P. Morgan EMBI Global[2]	5.56	4.30	5.37
Emerging markets blended market universe[3]	3.63	–8.44	0.10

Realized daily volatility

Annualized standard deviation of daily returns, for periods ended April 30, 20164

	6 months	1 year	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	10.39%	10.78%	8.45%
MSCI Emerging Markets IMI[2]	18.95	18.19	13.98

[1]	Since 1/27/12.
[2]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global, and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25%, and 25%, respectively. This assumes the blend is rebalanced monthly.
[4]	Realized daily volatility is calculated using annualized standard deviation based on a 252-day factor, and is a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.

Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of
net assets as
of 4/30/16
India government bonds	4.9%
Argentina government bonds	4.0
Mexican government bonds	3.9
Brazilian inflation-linked bonds	2.4
Turkey government bonds	2.4
Petroleos Mexicanos	2.3
Mexican inflation-linked bonds	2.2
Taiwan Semiconductor Manufacturing	2.2
Colombian government bonds	2.0
América Móvil	2.0
Minth Group	1.7
United States Treasury Note	1.6
Indonesia government bonds	1.5
Bharti Airtel	1.5
Hungarian government bonds	1.5
CEMEX	1.3
YPF	1.3
Wynn Macau	1.2
Brazilian government bonds	1.1
Unilever	1.0
42.0%

Index-Emerging Markets (GBI-EM) Global Diversified advancing 8.93%, as most currencies strengthened against the U.S. dollar. Emerging markets U.S. dollar–denominated debt also posted solid results, as the J.P. Morgan Emerging Markets Bond Index (EMBI) Global increased 5.56%.

Market review

Despite a fourth-quarter rally triggered by government measures to spark consumption, Chinese stocks declined during the reporting period as concerns persisted about the health of China’s economy and the efficacy of its monetary policy. The MSCI China IMI lost 9.03%, but managed to claw back from much steeper losses early in the first quarter of 2016. Government leaders took selective actions to curb capital flight and made further moves to help sustain economic growth, including cutting interest rates, lowering taxes on home and car purchases and reducing the amount of cash banks must hold as reserves. But questions remained whether these measures would be sufficient to stem the deceleration in gross domestic product growth.

Indian equities fell 4.54% amid concern about the strength of corporate profits and rising doubts about Prime Minister Narendra Modi’s ability to pass key economic legislation. An increase in nonperforming loans also weighed on financial institutions.

Brazilian stocks were a bright spot, rallying on fresh hopes that the country had reached a tipping point. The MSCI Brazil IMI soared 29.71% on a recovery in commodity prices and speculation about political change. As President Dilma Rousseff faced impeachment, investors hoped the stage was set for much-needed reforms in a country long mired in recession and a corruption scandal. The Brazilian real rose solidly against the U.S. dollar.

Mexican stocks were flat, as the MSCI Mexico IMI edged up 0.36%. Mexico’s central bank raised its benchmark interest rate by 50 basis points in mid-February to help stabilize the peso, which touched a record low against the dollar earlier in 2016.

Turkish equities posted strong gains despite geopolitical turmoil. The MSCI Turkey IMI increased 13.56%, driven by further monetary easing in Europe and broad market appetite for riskier assets in the emerging markets. Neither Mexico nor Turkey participated in the currency rally.

Portfolio review

In a volatile environment, fixed-income holdings overall were helpful to the fund. Top contributors included Brazilian local currency sovereign bonds and government inflation-linked bonds (BRL) — the fund’s fourth largest holding. Local currency sovereign bonds issued by Indonesia were additive, as Indonesia’s central bank cut interest rates. Also beneficial were local currency sovereign bonds issued by Turkey and Colombia.

Several Brazilian stocks helped lift the fund as it appeared the country may be turning a corner. Hypermarcas, a Brazilian consumer products manufacturer, rose on the sale of a non-core business. Vale, which produces and sells iron ore, pellets and manganese, was aided by strengthening commodities prices, demand from China and hope for improvement in Brazil’s political situation.

The fund was lifted by its holdings in Mexico — its single largest country position. Shares of CEMEX helped results, as the Mexican cement maker

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of April 30, 2016

Top 5 equity sectors	percent of net assets
Consumer discretionary	7.3%
Information technology	6.7
Industrials	6.0
Consumer staples	5.1
Financials	4.8

15 largest country positions

	Percent of net assets
	as of 4/30/16

	Equity	Bonds, notes &
	securities	other debt instruments	Total
Mexico	2.8%	10.5%	13.3%
China (including Hong Kong)	10.6	.3	10.9
India	5.9	4.9	10.8
Brazil	.9	5.0	5.9
Argentina	.5	5.3	5.8
United States of America*	2.0	3.1	5.1
Taiwan	4.5	—	4.5
Turkey	.5	3.2	3.7
Colombia	—	2.6	2.6
United Kingdom*	2.1	.1	2.2
South Africa	1.0	1.0	2.0
South Korea	1.6	.1	1.7
Indonesia	.1	1.6	1.7
United Arab Emirates	1.4	.2	1.6
Chile	.9	.7	1.6
	34.8%	38.6%	73.4%

* Includes investments in companies listed in developed markets that have significant operations in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund	3

posted its first annual profit since 2009 on stronger U.S. sales and made headway on cost-cutting efforts. Hard currency corporate bonds issued by Petroleos Mexicanos, Mexico’s state-owned oil company, were boosted by a comeback in oil prices.

The materials sector was the top-contributing equity sector overall for the fund, as Lonmin, a producer of platinum-group metals, contributed positively to results. Shares of gold miner Newcrest Mining were up solidly, benefiting from a persistently weak Australian dollar and a sharp increase in gold prices.

On a regional basis, Chinese equity holdings were the fund’s top detractor. However, shares of Minth Group, an auto parts manufacturer, posted solid results. Among industry sectors, industrials and energy were the top detractors. Among individual holdings, Chinese seller of electrical distribution equipment Boer Power Holdings was harmed by allegations of inflated profit numbers. Shares of waste-to-energy treatment firm China Everbright International declined. Both stock and bond holdings in U.S.-based oil producer Cobalt International Energy hurt results.

Outlook

Emerging markets continue to be sensitive to the pace of global growth, commodity prices, the U.S. dollar and U.S. interest rates. Yet they are becoming a much less homogenous grouping. Wide variations in countries’ economic circumstances, sensitivity to commodities, progress on reform and political change will result in varying returns across markets.

The portfolio takes a highly selective approach while embracing the entire emerging markets universe. The fund is invested in more than 40 countries, with the largest positions in Mexico, China and India. We have high conviction in Mexico, with its reform-oriented government, proximity to the U.S., weak currency, low inflation and solid growth. China is experiencing a structural slowdown as it continues a multidecade transition from an investment- and export-led economy to one led by consumption and services. The phasing out of excess capacity and reducing leverage is part of the challenge. However, China has many pockets of strength that provide opportunities against a backdrop that remains positive for the longer term. Brazil presents a challenge and an opportunity. It remains in recession, though the prospect of change in its political leadership may raise the likelihood of an economic turnaround.

Valuations of many emerging markets assets are attractive, particularly versus developed-market counterparts. Equities, as well as local currency debt, are coming off extended periods of weak returns. As emerging markets currencies appreciate following their recent weakness, other emerging markets assets should be poised to benefit.

Portfolio assets are almost equally split between equities and fixed income. Within fixed income, sovereign hard currency bonds and sovereign local currency bonds are the top sectors. Within equities, managers emphasize the consumer discretionary, information technology and industrials sectors. A portion of the portfolio is maintained in cash to mitigate volatility and to provide liquidity.

We remain committed to the thesis that the emerging markets universe offers a wide range of compelling long-term investment opportunities. We look forward to reporting to you again in six months.

Sincerely,

John S. Armour
President

June 17, 2016

4	Capital Group Emerging Markets Total Opportunities Fund

Investment portfolio April 30, 2016	unaudited

Sector diversification

	Equity securities	Bonds, notes & other debt instruments	Percent of net assets
Government	—%	34.9%	34.9%
Consumer discretionary	7.3	1.3	8.6
Energy	2.6	5.8	8.4
Information technology	6.7	.3	7.0
Industrials	6.0	.8	6.8
Financials	4.8	1.0	5.8
Telecommunication services	2.8	2.4	5.2
Consumer staples	5.1	.1	5.2
Materials	4.5	.4	4.9
Health care	3.3	—	3.3
Utilities	1.6	.4	2.0
	44.7%	47.4%	92.1

Short-term securities			6.8
Other assets less liabilities			1.1
Net assets			100.0%

Bonds & notes 46.7%	Principal amount (000)		Value (000)
Latin America 25.9%
Argentina 5.3%
Arcos Dorados Holdings Inc. 10.25% 2016	BRL	1,280	$359
Argentina (Republic of):
Series 07X, 7.00% 2017		$636	648
8.75% 2017		105	110
6.875% 2021[1]		2,200	2,273
8.75% 2024[2]		855	934
7.50% 2026[1]		1,600	1,628
8.28% 2033		1,030	1,085
0.00% 2035[3]		4,580	490
7.625% 2046[1]		550	542
City of Buenos Aires Argentina 8.95% 2021[1,2]		300	325
YPF SA:
8.50% 2025		650	672
8.50% 2025[1]		1,180	1,220
			10,286
Brazil 5.0%
Banco Votorantim SA 6.25% 2016[4]	BRL	1,000	400
Brazil (Federal Republic of):
Series B, 6.00% 2018 – 2050[4]		6	4,686
Series F, 10.00% 2018 – 2025		6	1,662
Brazil (Federal Republic of) Global 4.875% 2021		$475	484
Brazilian Treasury Bill 12.46% 2018	BRL	1	151

Capital Group Emerging Markets Total Opportunities Fund	5

Bonds & notes (continued)	Principal amount (000)		Value (000)
Latin America (continued)
Brazil (continued)
Cosan Luxembourg, SA 9.50% 2018	BRL	500	$122
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,2]		$611	86
Petrobras Global Finance Co.:
2.238% 2016[3]		150	150
6.25% 2024		839	734
6.85% 2115		1,385	1,032
Petrobras International Finance Co. 5.375% 2021		120	107
			9,614

Chile 0.7%
Chilean Government 3.00% 2018 – 2023[4]	CLP	21	881
Corporación Nacional del Cobre de Chile 4.50% 2025		$200	209
Emgesa SA ESP 8.75% 2021	COP	598,000	203
			1,293

Colombia 2.6%
Colombia (Republic of):
Series B, 10.00% 2024		5,944,500	2,355
Series B, 6.00% 2028		1,758,000	517
Series B, 7.75% 2030		780,000	263
Colombia (Republic of) Global:
7.375% 2017		$480	503
4.50% 2026		200	205
Colombian TES 3.00% 2033[4]	COP	2,705,693	831
Ecopetrol SA 5.375% 2026		$400	368
			5,042

Costa Rica 0.1%
Costa Rica (Republic of) 4.25% 2023		200	186

Dominican Republic 0.6%
Dominican Republic:
5.50% 2025[1]		698	701
7.45% 2044		210	224
6.85% 2045		250	251
			1,176
Mexico 10.5%
América Móvil, SAB de CV:
2.375% 2016		2,320	2,331
7.125% 2024	MXN	3,000	170
BBVA Bancomer SA 6.50% 2021		$295	324
Comision Federal de Electricidad:
Series 2014-2, 7.35% 2025	MXN	25	143
6.125% 2045[1]		$200	204
Elementia SAB de CV 5.50% 2025[1]		200	199
Petroleos Mexicanos:
3.50% 2020		1,145	1,124
6.375% 2021[1]		200	216
4.875% 2024		120	120
4.50% 2026		1,212	1,156
6.875% 2026[1]		1,490	1,648
7.47% 2026	MXN	46	233
Red de Carreteras de Occidente 9.00% 2028[2]		10,500	616

6	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Latin America (continued)
Mexico (continued)
United Mexican States Government:
Series M, 8.00% 2020	MXN	9	$58
2.50% 2020[4]		155	908
Series M, 6.50% 2021		88	540
Series M20, 10.00% 2024		284	2,131
4.50% 20254		323	2,124
Series M, 5.75% 2026		260	1,503
4.00% 2040[4]		194	1,217
United Mexican States Government Global:
Series A, 4.00% 2023		$200	210
4.125% 2026		2,110	2,221
Series A, 6.05% 2040		266	316
5.55% 2045		250	282
4.60% 2046		389	386
Urbi Desarrollos Urbanos, SA de CV:
8.50% 2016[5]		1,425	—
8.50% 2016[1,5]		560	—
9.50% 2020[5]		2,400	1
9.50% 2020[1,5]		230	—
9.75% 2022[5]		990	—
9.75% 2022[1,5]		1,655	—
			20,381

Panama 0.2%
ENA Norte Trust:
4.95% 2023[2]		223	230
4.95% 2023[1,2]		210	217
			447

Peru 0.4%
Banco de Credito del Peru 6.875% 2026		525	585
Peru (Republic of) 8.375% 2016		249	249
			834

Venezuela 0.5%
Petroleos de Venezuela, SA 5.375% 2027		2,070	733
Venezuela (Republic of):
12.75% 2022[2]		140	66
8.25% 2024		70	26
11.75% 2026		90	38
9.25% 2027		310	134
11.95% 2031[2]		90	39
			1,036

Total Latin America			50,295

Asia-Pacific 7.5%
Hong Kong 0.3%
Wynn Macau, Ltd. 5.25% 2021[1]		550	529

India 4.9%
India (Republic of):
8.83% 2023	INR	207,700	3,331
8.40% 2024		5,100	80
9.15% 2024		113,200	1,851
8.60% 2028		209,600	3,357
9.20% 2030		52,300	877
			9,496

Capital Group Emerging Markets Total Opportunities Fund	7

Bonds & notes (continued)		Principal amount (000)	Value (000)
Asia-Pacific (continued)
Indonesia 1.6%
Indonesia (Republic of):
3.75% 2022		$300	$308
Series FR70, 8.375% 2024	IDR	1,750,000	139
4.125% 2025[1]		$1,200	1,226
4.75% 2026[1]		200	213
Series FR56, 8.375% 2026		1,200,000	95
Series FR68, 8.375% 2034	IDR	13,730,000	1,095
			3,076

Malaysia 0.6%
Malaysian Government, Series 0315, 3.659% 2020	MYR	4,540	1,170

South Korea 0.1%
Export-Import Bank of Korea 1.492% 2016[3]		$270	271

Total Asia-Pacific			14,542

Eastern Europe and Middle East 5.5%
Greece 0.0%
Greek Government 4.75% 2019		€70	72

Hungary 1.5%
Hungarian Government:
4.125% 2018		$180	187
4.00% 2019		254	264
6.25% 2020		205	228
5.75% 2023		1,654	1,875
5.375% 2024		130	145
Series 25B, 5.50% 2025	HUF	34,000	148
			2,847

Poland 0.2%
Poland Government Bond:
Series 0922, 5.75% 2022	PLN	930	290
Series 0726, 2.50% 2026		335	84
			374

Slovenia 0.4%
Slovenia (Republic of) 4.125% 2019		$670	709

Turkey 3.2%
Turkey (Republic of):
4.00% 2020[4]	TRY	783	299
9.40% 2020		4,600	1,673
2.00% 2022[4]		3,932	1,391
5.75% 2024		$200	220
9.00% 2024	TRY	4,930	1,758
8.00% 2025		1,000	335
4.25% 2026		$610	607
			6,283

United Arab Emirates 0.2%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.125% 2017		300	306

Total Eastern Europe and Middle East			10,591

8	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Africa 3.3%
Ethiopia 0.5%
Ethiopia (Republic of) 6.625% 2024[1]		$1,010	$924

Gabon 0.1%
Republic of Gabon 6.95% 2025		200	176

Ghana 0.3%
Ghana (Republic of):
7.875% 2023		210	168
8.125% 2026[2]		500	398
			566
Kenya 0.3%
Kenya (Republic of):
6.875% 2024		200	189
6.875% 2024[1]		525	496
			685
Nigeria 0.6%
Nigeria (Republic of):
6.75% 2021		1,000	978
6.375% 2023		200	187
			1,165

South Africa 1.0%
Myriad International Holdings BV 5.50% 2025[1]		250	256
South Africa (Republic of):
Series R-2023, 7.75% 2023	ZAR	23,255	1,547
Series R-209, 6.25% 2036		4,367	218
			2,021
Zambia 0.5%
Zambia (Republic of):
5.375% 2022		$450	336
8.97% 2027[2]		200	166
8.97% 2027[1,2]		460	382
			884
Total Africa			6,421

Other markets 4.5%
Canada 0.3%
First Quantum Minerals Ltd.:
6.75% 2020¹		200	168
7.25% 2022[1]		400	322
			490

Cayman Islands 0.1%
Lima Metro Line Finance Ltd. 5.875% 2034[2]		200	206

Germany 0.3%
Volkswagen International Finance NV, junior subordinated 2.50% 2022[3]		€650	663

Jamaica 0.7%
Digicel Group Ltd.:
8.25% 2020		$800	734
8.25% 2020[1]		400	367
6.00% 2021		200	184
			1,285

Capital Group Emerging Markets Total Opportunities Fund	9

Bonds & notes (continued)	Principal amount (000)	Value (000)
Other markets (continued)
Sweden 0.3%
Millicom International Cellular SA:
6.625% 2021	$200	$203
6.625% 2021[1]	275	280
		483

United Kingdom 0.1%
Standard Chartered Bank 8.103% 2016[3]	£160	234

United States of America 2.7%
Ensco PLC 5.20% 2025	$985	719
Philip Morris International Inc. 1.25% 2017	235	236
Trilogy International Partners, LLC 13.375% 2019[1]	462	462
U.S. Treasury Note 1.625% 2019	3,087	3,148
Volkswagen Group of America Finance LLC:
1.25% 2017[1]	200	199
1.65% 2018[1]	300	297
2.40% 2020[1]	200	199
		5,260
Total other markets		8,621
Total bonds & notes (cost: $99,798,000)		90,470

Common stocks 44.0%	Shares
Asia-Pacific 23.3%
China 7.0%
Anhui Conch Cement Co. Ltd. (Hong Kong)	90,000	237
Beijing Enterprises Holdings Ltd. (Hong Kong)	198,500	1,026
Boer Power Holdings Ltd. (Hong Kong)	567,000	318
China Everbright International Ltd. (Hong Kong)	1,242,000	1,391
China Mengniu Dairy Co. (Hong Kong)	163,306	276
China Modern Dairy Holdings Ltd. (Hong Kong)	1,848,000	339
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	67,800	238
China Resources Land Ltd. (Hong Kong)	66,888	164
China Unicom Ltd. (Hong Kong)	102,000	119
Haitian International Holdings Ltd. (Hong Kong)	691,000	1,179
Hilong Holding Ltd. (Hong Kong)	1,881,000	216
Honghua Group Ltd. (Hong Kong)[6]	1,704,000	81
Lenovo Group Ltd. (Hong Kong)	867,000	684
Minth Group Ltd. (Hong Kong)	1,250,000	3,265
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	303,000	217
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	695,000	1,870
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. (Hong Kong)	138,000	112
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	364,900	771
Zhuzhou CRRC Times Electric Co., Ltd. (Hong Kong)	181,500	1,023
		13,526

10	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Asia-Pacific (continued)
Hong Kong 3.6%
AIA Group Ltd.	261,800	$1,566
Chow Sang Sang Holdings International Ltd.	640,000	1,038
HKT Trust and HKT Ltd., units	355,840	514
Melco Crown Entertainment Ltd. (ADR)	12,600	187
Sands China Ltd.	518,000	1,846
Wynn Macau, Ltd.	1,238,400	1,762
		6,913

India 5.9%
Bharti Airtel Ltd.	535,946	2,930
Blue Dart Express Ltd.	5,649	483
ICICI Bank Ltd.	224,310	793
Info Edge (India) Ltd.	60,627	685
Infosys Ltd.	46,843	851
ITC Ltd.	4,807	23
Lupin Ltd.	57,349	1,386
State Bank of India	210,000	595
Steel Authority of India Ltd.	608,202	432
Sun Pharmaceutical Industries Ltd.	122,445	1,493
Tech Mahindra Ltd.	100,144	732
Thermax Ltd.	6,229	72
Torrent Power Ltd.	132,069	466
TTK Prestige Ltd.	6,343	429
		11,370

Indonesia 0.1%
Matahari Department Store Tbk PT	144,700	208

Malaysia 0.4%
Bumi Armada Bhd.	990,200	199
IJM Corp. Bhd.	788,400	697
		896

Singapore 0.2%
KrisEnergy Ltd.[6]	1,272,320	175
Singapore Telecommunications Ltd.	86,800	248
		423

South Korea 1.6%
Hankook Tire Co., Ltd.	4,749	221
Hyundai Motor Co.	12,141	1,526
Orion Corp.	313	255
Samsung Electronics Co., Ltd.	954	1,037
		3,039

Taiwan 4.5%
AirTAC International Group	169,754	1,122
ASUSTeK Computer Inc.	32,820	288
CTCI Corp.	448,000	583
Delta Electronics, Inc.	362,781	1,681
Ginko International Co., Ltd.	59,000	638
Taiwan Cement Corp.	253,000	257
Taiwan Semiconductor Manufacturing Co., Ltd.	915,000	4,193
		8,762

Capital Group Emerging Markets Total Opportunities Fund	11

Common stocks (continued)	Shares	Value (000)
Asia-Pacific (continued)
Thailand 0.0%
Bangkok Bank PCL, nonvoting depository receipt	18,500	$87

Total Asia-Pacific		45,224

Latin America 5.1%
Argentina 0.5%
Arcos Dorados Holdings Inc., Class A6	60,800	252
YPF SA, Class D (ADR)	35,800	722
		974

Brazil 0.9%
Hypermarcas SA, ordinary nominative	116,200	1,025
Vale SA, Class A, preferred nominative (ADR)	167,700	762
		1,787

Chile 0.9%
Enersis Americas SA (ADR)	55,400	474
Enersis Chile SA (ADR)[6]	55,400	353
Inversiones La Construccion SA	68,977	813
		1,640

Mexico 2.8%
América Móvil, SAB de CV, Series L (ADR)	93,100	1,318
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[6]	350,955	2,615
Fibra Uno Administracion, SA de CV	70,700	168
Grupo Comercial Chedraui, SAB de CV, Class B	87,100	247
Grupo Sanborns, SAB de CV, Series B1	380,200	526
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[6]	374,800	516
		5,390
Total Latin America		9,791

Eastern Europe and Middle East 2.6%
Greece 0.2%
Titan Cement Co. SA	13,006	296

Oman 0.1%
bank muscat SAOG	208,435	221

Russia 0.4%
Alrosa PJSC	304,062	348
Globaltrans Investment PLC (GDR)[6]	37,548	143
MegaFon PJSC (GDR)	23,102	266
		757

Turkey 0.5%
Akbank TAS	347,470	1,068

United Arab Emirates 1.4%
DP World Ltd.	58,323	1,097
First Gulf Bank PJSC	296,742	1,042
Union National Bank PJSC	648,738	630
		2,769
Total Eastern Europe and Middle East		5,111

12	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Africa 1.0%
South Africa 1.0%
Discovery Ltd.	52,433	$469
Naspers Ltd., Class N	10,776	1,486

Total Africa		1,955

Other markets 7.7%
Australia 0.9%
Newcrest Mining Ltd.[6]	53,471	784
Oil Search Ltd.	172,946	911
		1,695

Austria 0.1%
Vienna Insurance Group AG	5,588	126

Canada 0.5%
First Quantum Minerals Ltd.	123,600	1,053

Italy 0.3%
Tenaris SA (ADR)	20,643	559

Netherlands 1.0%
Unilever NV, depository receipts	46,073	2,025

Norway 0.5%
BW LPG Ltd.	153,548	918

Switzerland 0.3%
Dufry AG6	4,737	623

United Kingdom 2.1%
Global Ports Investments PLC (GDR)[6]	111,647	369
Lonmin PLC[6]	216,954	600
PZ Cussons PLC	216,200	1,018
SABMiller PLC	21,500	1,316
Tullow Oil PLC[6]	77,700	321
Unilever PLC	12,000	538
		4,162

United States of America 2.0%
AES Corp.	161,000	1,797
Cobalt International Energy, Inc.[6]	120,300	389
Cognizant Technology Solutions Corp., Class A6	5,500	321
Ensco PLC, Class A	28,300	338
MercadoLibre, Inc.	7,500	937
		3,782
Total other markets		14,943

Miscellaneous 4.3%
Other common stocks in initial period of acquisition		8,396

Total common stocks (cost: $93,675,000)		85,420

Capital Group Emerging Markets Total Opportunities Fund	13

Convertible bonds 0.7%	Principal amount (000)		Value (000)
Eastern Europe and Middle East 0.3%
Oman 0.0%
bank muscat (SAOG), convertible notes, 3.50% 2018	OMR	101	$25
bank muscat (SAOG), convertible notes, 4.50% 2017		139	37
			62

Russia 0.3%
Yandex NV, convertible notes, 1.125% 2018		$618	560

Total Eastern Europe and Middle East			622

Other markets 0.4%
United States of America 0.4%
Cobalt International Energy, Inc., convertible notes, 2.625% 2019		332	168
Cobalt International Energy, Inc., convertible notes, 3.125% 2024		1,320	571

Total other markets			739
Total convertible bonds (cost: $1,736,000)			1,361

Warrants 0.5%	Shares
Eastern Europe and Middle East 0.5%
Saudi Arabia 0.5%
Saudi Basic Industries Corp., warrants, expire 2016[1]		32,100	727
Savola Group Co., warrants, expire 2017[1]		22,500	240

Total warrants (cost: $1,039,000)			967

Preferred securities 0.2%
Miscellaneous 0.2%
Other preferred securities in initial period of acquisition			379

Total preferred securities (cost: $393,000)			379

Short-term securities 6.8%	Principal amount (000)
Certificates of deposit 0.1%
Banco Bradesco 1.05% due 7/20/2016[1]		$250	250

Commercial paper 4.0%
General Electric Co. 0.31% due 5/2/2016		4,100	4,100
National Rural Utilities Cooperative Finance Corp. 0.40% due 5/4/2016		1,400	1,400
Siemens Capital Co. LLC 0.40% due 5/11/2016[1]		1,200	1,200
Victory Receivables Corp. 0.41% due 5/6/2016[1]		1,000	1,000
			7,700

Discount notes 1.6%
Federal Home Loan Bank 0.300%–0.305% due 5/16/2016–5/20/2016		3,000	3,000

Foreign government treasury bills 1.1%
Letras Del Banco Central De La Republica Argentina Bill 0.00%–37.22% due 5/11/2016–5/18/2016		31,165	2,154

Total short-term securities (cost: $13,101,000)			13,104

Total investment securities 98.9% (cost: $209,742,000)			191,701
Other assets less liabilities 1.1%			2,224

Net assets 100.0%			$193,925

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

14	Capital Group Emerging Markets Total Opportunities Fund

Forward currency contracts

The fund has entered into the over-the-counter (“OTC”) forward currency contracts as shown in the following table. The average month-end notional amount of open OTC forward currency contracts while held was $25,285,000.

					Unrealized
					appreciation
			Notional amount		(depreciation)
			Receive	Deliver	at 4/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	5/18/2016	Credit Suisse First Boston	$170	A$222	$1
Brazilian reais	5/9/2016	Bank of America	$138	BRL510	(10)
Brazilian reais	5/23–5/25/2016	JPMorgan Chase	$921	BRL3,281	(27)
British pounds	5/16–5/23/2016	Credit Suisse First Boston	$2,027	£1,410	(34)
British pounds	5/20/2016	Bank of America	$121	£85	(4)
British pounds	5/23/2016	Citibank N.A.	$176	£122	(2)
Chilean pesos	6/3/2016	Citibank N.A.	$235	CLP158,038	(3)
Chinese yuan renminbi offshore	5/23/2016	Citibank N.A.	$4,767	CNH30,931	3
Colombian pesos	6/3/2016	JPMorgan Chase	$59	COP175,896	(2)
Euros	5/18/2016	JPMorgan Chase	$301	€267	(4)
Hungarian forints	5/11/2016	UBS AG	$42	HUF11,580	— [7]
Indian rupees	5/31/2016	Citibank N.A.	$6,156	INR412,002	(21)
Mexican pesos	5/16/2016	Credit Suisse First Boston	$277	MXN4,887	(7)
New Taiwan dollars	5/25/2016	Bank of America	$2,953	TWD95,429	(6)
South African rand	5/31/2016	JPMorgan Chase	$295	ZAR4,307	(5)
South Korean won	5/23/2016	Citibank N.A.	$2,646	KRW2,996,072	17
South Korean won	6/3/2016	Citibank N.A.	$47	KRW53,771	(1)
Turkish lira	5/18/2016	Bank of America	$58	TRY167	(1)
					$(106)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,600,000, which represented 10.11% of the net assets of the fund.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Coupon rate may change periodically.
[4]	Index-linked bond whose principal amount moves with a government retail price index.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Security did not produce income during the last 12 months.
[7]	Amount less than one thousand.

Key to abbreviations and symbols:

ADR	—	American Depositary Receipts
GDR	—	Global Depositary Receipts
A$	—	Australian dollars
BRL	—	Brazilian reais
	£—	British pounds
CLP	—	Chilean pesos
CNH	—	Chinese Yuan Renminbi Offshore
COP	—	Colombian pesos
	€—	Euros
HUF	—	Hungarian forints
IDR	—	Indonesian rupiah
INR	—	Indian rupees
MXN	—	Mexican pesos
MYR	—	Malaysian ringgits
OMR	—	Omani rials
PLN	—	Polish zloty
KRW	—	South Korean won
TRY	—	Turkish lira
TWD	—	New Taiwan dollars
ZAR	—	South African rand

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	15

Financial statements

Statement of assets and liabilities	unaudited
at April 30, 2016	(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value (cost: $209,742)		$191,701
Cash		201
Unrealized appreciation on open forward currency contracts		21
Receivables for:
Sales of investments	$1,848
Sales of fund’s shares	51
Dividends and interest	2,039
Non-U.S. taxes	2
Due from custodian	24
Other	11	3,975
		195,898
Liabilities:
Cash denominated in non-U.S. currency (cost: $66)		66
Unrealized depreciation on open forward currency contracts		127
Payables for:
Purchases of investments	1,421
Investment advisory services	159
Repurchases of fund’s shares	14
Non-U.S. taxes	131
Other accrued expenses	55	1,780
		1,973
Net assets at April 30, 2016:
Equivalent to $10.13 per share on 19,143,745 shares of $0.01 par value capital stock outstanding (unlimited authorized shares)		$193,925

Net assets consist of:
Capital paid in on shares of stock		$233,253
Undistributed net investment income		3,265
Accumulated net realized loss		(24,359)
Net unrealized depreciation		(18,234)
Net assets at April 30, 2016		$193,925

See Notes to Financial Statements

16	Capital Group Emerging Markets Total Opportunities Fund

Statement of operations for the six months ended April 30, 2016	unaudited
(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. withholding tax of $16)	$3,580
Dividends (net of non-U.S. withholding tax of $27)	886	$4,466

Fees and expenses:
Investment advisory services	1,093
Custodian	37
Registration statement and prospectus	19
Auditing and legal	39
Reports to shareholders	7
Trustees’ compensation	15
Other	28
Total fees and expenses before reimbursement	1,238
Less investment advisory services reimbursement	37
Total fees and expenses after reimbursement		1,201
Net investment income		3,265

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $113)	(16,176)
Forward currency contracts	257
Currency transactions	2	(15,917)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $131)	12,500
Forward currency contracts	(161)
Currency translations	46	12,385
Net realized loss and unrealized appreciation		(3,532)

Net decrease in net assets resulting from operations		$(267)

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	17

Statements of changes in net assets

(dollars in thousands)

	Six months ended April 30, 2016*	Year ended October 31, 2015
Operations:
Net investment income	$3,265	$9,618
Net realized loss	(15,917)	(17,449)
Net unrealized appreciation (depreciation)	12,385	(28,572)
Net decrease in net assets resulting from operations	(267)	(36,403)

Dividends and distributions paid to shareholders:
Dividends from net investment income	—	(1,556)
Distributions from net realized gain on investments	—	(2,461)
Total dividends and distributions paid to shareholders	—	(4,017)

Capital share transactions:
Proceeds from shares sold: 1,209,027 and 2,776,583 shares, respectively	11,618	29,660
Proceeds from shares issued in reinvestment of net investment income dividends: — and 354,594 shares, respectively	—	3,784
Cost of shares repurchased: 11,013,230 and 12,002,627 shares, respectively	(104,770)	(126,690)
Net decrease in net assets resulting from capital share transactions	(93,152)	(93,246)

Total decrease in net assets	(93,419)	(133,666)

Net assets:
Beginning of period	287,344	421,010
End of period (including undistributed net investment income: $3,265 and $—, respectively)	$193,925	$287,344

* Unaudited

See Notes to Financial Statements

18	Capital Group Emerging Markets Total Opportunities Fund

Notes to financial statements

1. Organization	unaudited

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Capital Group Emerging Markets Total Opportunities Fund	19

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board of trustees and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets.

20	Capital Group Emerging Markets Total Opportunities Fund

Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of April 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3*	Total
Assets:
Bonds & notes:
Latin America	$—	$50,294	$1	$50,295
Asia-Pacific	—	14,542	—	14,542
Eastern Europe and Middle East	—	10,591	—	10,591
Africa	—	6,421	—	6,421
Other markets	—	8,621	—	8,621
Common stocks:
Asia-Pacific	187	45,037	—	45,224
Latin America	9,791	—	—	9,791
Eastern Europe and Middle East	—	5,111	—	5,111
Africa	—	1,955	—	1,955
Other markets	5,394	9,549	—	14,943
Miscellaneous	1,473	6,923	—	8,396
Convertible bonds	—	1,361	—	1,361
Warrants	—	967	—	967
Preferred securities	—	379	—	379
Short-term securities	—	13,104	—	13,104
Total	$16,845	$174,855	$1	$191,701

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$21	$—	$21
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(127)	—	(127)
Total	$—	$(106)	$—	$(106)

*	Level 2 and Level 3 include investment securities with an aggregate value of $69,923,000, which represented 36.06% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of trustees. Of this amount, securities with an aggregate value of $68,324,000, which represented 35.23% of the net assets of the fund, were fair valued as a result of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Capital Group Emerging Markets Total Opportunities Fund	21

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

22	Capital Group Emerging Markets Total Opportunities Fund

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into OTC forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset the financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of April 30, 2016 (dollars in thousands) if close-out netting was exercised:

			Gross amounts not offset in the
			statement of assets and liabilities and
			subject to a master netting agreement
		Gross amounts
		recognized in the
		statement of assets	Available	Non-cash	Cash	Net
	Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
	Citibank N.A.	$20	$(20)	$—	$—	$—
	Credit Suisse First Boston	1	(1)	—	—	—
	Total	$21	$(21)	$—	$—	$—

Liabilities:
	Bank of America	$21	$—	$—	$—	$21
	Citibank N.A.	27	(20)	—	—	7
	Credit Suisse First Boston	41	(1)	—	—	40
	JPMorgan Chase	38	—	—	—	38
	Total	$127	$(21)	$—	$—	$106

*Non-cash collateral is shown on a settlement basis.

Capital Group Emerging Markets Total Opportunities Fund	23

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the six months ended April 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2012, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; short-term capital gains and losses; and cost of investments sold.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. No distributions were paid to shareholders during the six months ended April 30, 2016. For the year ended October 31, 2015, the tax characters of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $1,551,000 and $2,466,000, respectively.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2015, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Capital loss carryforward*	$(7,527)

*The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of April 30, 2016, the tax basis unrealized appreciation (depreciation) and cost of investments securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$11,805
Gross unrealized depreciation on investment securities	(31,655)
Net unrealized depreciation on investment securities	(19,850)
Cost of investment securities	211,551

7. Fees and transactions with related parties

CGTC, the fund’s investment adviser, is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. (“CGC”).

Investment advisory services — The fund has an investment advisory and service agreement with CGTC that provides for monthly fees accrued daily. The fee is 1.00% of the average daily net assets of the fund.

24	Capital Group Emerging Markets Total Opportunities Fund

Other reimbursement — Expense limitations have been imposed through January 1, 2017, to limit the fund’s total annual fund operating expenses to 1.10% (as a percentage of average daily net assets). CGTC has agreed to reimburse a portion of the fees and expenses of the fund. At its discretion, the adviser may elect to extend, modify or terminate the reimbursement. Fees and expenses in the statement of operations are presented gross of the reimbursement from CGTC. The amount reimbursed by CGTC is reflected as reimbursement of fees and expenses.

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC and AFD. No affiliated officers or trustees received any compensation directly from the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short term securities, of $50,637,000 and $107,719,000 respectively, during the six months ended April 30, 2016.

Capital Group Emerging Markets Total Opportunities Fund	25

Financial highlights

	Six months ended	Year ended October 31			For the period 1/27/12[3] through	For the period 1/1/12 through	Year ended
	4/30/16[1,2]	2015	2014	2013	10/31/12[2,4]	1/26/12[2,4]	12/31/11[4]
Net asset value, beginning of period	$9.93	$11.13	$11.51	$11.58	$11.02	$10.45	$11.12
Income (loss) from investment operations[5]:
Net investment income	.14	.28	.29	.32	.35	.03	.52
Net realized and unrealized gain (loss) on investments	.06	(1.37)	(.46)	(.06)	.21	.54	(1.19)
Total from investment operations	.20	(1.09)	(.17)	.26	.56	.57	(.67)
Less dividends and distributions:
Dividends from net investment income	—	(.04)	(.21)	(.33)	—	—	—
Distributions from net realized gains	—	(.07)	—	—	—	—	—
Total dividends and distributions	—	(.11)	(.21)	(.33)	—	—	—
Net asset value, end of period	$10.13	$9.93	$11.13	$11.51	$11.58	$11.02	$10.45
Total return[6]	2.01%[7]	(9.85)%	(1.50)%	2.19%	5.08%	5.45%	(6.03)%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$194	$287	$421	$604	$518	$387	$381
Ratio of expenses to average net assets before reimbursements/waivers	1.13%[8]	1.12%	1.10%	1.10%	1.10%[8]	.05%[8]	.04%
Ratio of expenses to average net assets after reimbursements/waivers[6]	1.10%[8]	1.10%	1.10%	1.10%	1.10%[8]	.05%[8]	.04%
Ratio of net investment income to average net assets[6]	2.99%[8]	2.66%	2.52%	2.74%	4.11%[8]	3.95%[8]	4.78%
Portfolio turnover rate	25.94%[7]	51.50%	56.13%	63.85%	42.49%	7.00%	59.52%[1]

[1]	Unaudited.
[2]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
[3]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[4]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Group Emerging Markets Total Opportunities Fund effective January 27, 2012. In connection with the reorganization, the Predecessor Fund transferred all its assets and liabilities to the Capital Group Emerging Markets Total Opportunities Fund and changed its fiscal year-end from December 31 to October 31.
[5]	The per-share data is based on average shares outstanding.
[6]	This row reflects the impact, if any, of certain reimbursements/waivers from CGTC. For the year ended October 31, 2015, and the six months ended April 30, 2016, CGTC reimbursed other fees and expenses.
[7]	Not annualized.
[8]	Annualized.

26	Capital Group Emerging Markets Total Opportunities Fund

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses	Annualized
	account value	account value	paid during	expense
	11/1/2015	4/30/2016	period*	ratio
Actual return	$1,000.00	$1,020.14	$5.53	1.10%
Hypothetical 5% return before expenses	1,000.00	1,019.39	5.52	1.10

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the current period).

Capital Group Emerging Markets Total Opportunities Fund	27

Approval of Investment Advisory and Service Agreement

The Capital Group Emerging Markets Total Opportunities Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Guardian Trust Company (“CGTC”) for an additional one-year term through April 30, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CGTC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CGTC and the Capital Group organization; and the ongoing evolution of CGTC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CGTC to the fund under the agreement and other agreements. The board and the committee concluded that the nature, extent and quality of the services provided by CGTC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth and preservation of capital with lower volatility of returns than emerging markets equities. They compared the fund’s investment results with the results of relevant market indexes over various periods through October 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI Emerging Markets IMI index, the J.P. Morgan GBI-EM Global Diversified index, the J.P. Morgan EMBI Global index, and the Lipper Emerging Markets Funds Average. They noted that for the lifetime, one-year, 10-month and three-month periods, the fund’s investment results were above all benchmarks except the J.P. Morgan EMBI Global index. They further noted that for the three-year period, the fund’s investment results were above the J.P. Morgan GBI-EM Global Diversified index but below all other benchmarks, and for the one-month period, the fund’s investment results were above the J.P. Morgan EMBI Global index but below all other benchmarks. The board and the committee concluded that the fund’s investment results have been sufficient for renewal and that CGTC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees were in line with the median of the other relevant funds in the Lipper Emerging Markets Fund category, and its total expense level was lower than the Lipper Emerging Markets Funds Averages. The board and the committee noted that the fees paid to CGTC by clients with separately managed accounts are in many cases lower than those paid by the fund and concluded that the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees paid to CGTC by the fund.

28	Capital Group Emerging Markets Total Opportunities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CGTC and its affiliates receive as a result of CGTC’s relationship with the fund, including fees for administrative services paid to Capital Group Private Client Services, a division of Capital Bank and Trust company, and possible ancillary benefits to CGTC and its affiliates in managing other investment vehicles and accounts. The board and the committee reviewed CGTC’s portfolio trading practices, noting the potential benefits CGTC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees paid to CGTC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CGTC’s costs of providing services to the fund, including personnel, systems and resources of investment, compliance, trading and other administrative operations. They considered CGTC’s costs and related cost allocation methodology as well as their willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CGTC’s investment professionals. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of The Capital Group organization’s long-term profitability for maintaining CGTC’s independence, company culture and management continuity. They further considered CGTC’s reimbursement of fund expenses through voluntary fee caps. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CGTC and fund shareholders.

Capital Group Emerging Markets Total Opportunities Fund	29

Office of the fund and of the investment adviser

Capital Guardian Trust Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

J.P. Morgan Investor Services Company
One Beacon Street
Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue
Twenty-second Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Guardian Trust Company by calling (800) 266-9532 and should be read carefully before investing.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website (sec.gov). You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

Lit. No. MFGESRX-370-0616P Printed in USA TAG/CGIRV/10328-S56374

© 2016 Capital Group Emerging Markets Total Opportunities Fund

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: June 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John S. Armour
John S. Armour, President and Principal Executive Officer

Date: June 30, 2016

By /s/ Gregory F. Niland
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: June 30, 2016